FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “First Amendment”), effective as of the 31st day of October, 2004, by and between CHAMPION INDUSTRIES, INC., a West Virginia corporation, with offices at 2450 First Avenue, Huntington, West Virginia 25703 (“Borrower”) and UNITED BANK, INC., a West Virginia state banking corporation, with offices at 2889 Third Avenue, Huntington, West Virginia 25702 (“UBI”).

     WHEREAS, Borrower and UBI executed and delivered on August 1, 2003, a Revolving Credit Agreement (the “Agreement”); and

     WHEREAS, Borrower and UBI desire to modify and amend Section 7.2.16 of the Credit Agreement.

     NOW, THEREFORE, in consideration of the mutual and separate agreement, conditions, covenants and warranties of the parties hereto, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     Borrower and UBI agree as follows:

     1.      As of the effective date of this First Amendment to the Credit Agreement, Section 7.2.16 of the Credit Agreement is hereby amended and modified to and shall read as follows:
7.2.16  The Borrower shall not at any time permit the Consolidated Tangible Net Worth to be less than the sum of (i) 90% of $35,302,968 (i.e., $31,800,000), (ii) an amount equal to 50% of the

Consolidated Net Income and (iii) 100% of the proceeds of all stock issued by the Borrower or any of its Subsidiaries.

     2.      The execution and delivery of this First Amendment has been duly authorized by any and all necessary action on the part of the Borrower and the Subsidiary Guarantors, and no authorization, approval or consent by, or filing with any governmental or public regulatory authority is necessary therefor.

     3.      All terms and conditions of the (i) Credit Agreement, (ii) Revolving Credit Note and (iii) the Subsidiaries Guaranty and (iv) all other documents relating to the transactions contemplated by the Credit Agreement are and shall remain in full force and effect and shall be binding upon the parties hereto.

     4.      Borrower and the Subsidiary Guarantors hereby reaffirm all of the terms and provisions of (i) Credit Agreement, (ii) Revolving Credit Note and (iii) the Subsidiaries Guaranty and (iv) all other documents relating to the transactions contemplated by the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.

CHAMPION INDUSTRIES, INC., a West Virginia corporation By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

UNITED BANK, INC., a West Virginia state banking corporation By: /s/ Linda J. Pleasants____________ Print Name: Linda J. Pleasants Title: Vice President

     WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 31st day of October, 2004, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	INTERFORM CORPORATION By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	U.S. TAG & TICKET COMPANY, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	THE CHAPMAN PRINTING COMPANY, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

     WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 31st day of October, 2004, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	STATIONERS, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	DONIHE GRAPHICS, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	THE MERTEN COMPANY By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

     WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 31st day of October, 2004, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	BOURQUE PRINTING, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	SMITH & BUTTERFIELD CO., INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	DALLAS PRINTING COMPANY, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

      WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 31st day of October, 2004, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	CAROLINA CUT SHEETS, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	CHMP LEASING, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	BLUE RIDGE PRINTING COMPANY, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

      WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 31st day of October, 2004, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	ROSE CITY PRESS By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	CAPITAL BUSINESS EQUIPMENT, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	DIEZ BUSINESS MACHINES, INC. By: /s/ Todd R. Fry_________________ Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

     WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 31st day of October, 2004, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	TRANSDATA SYSTEMS, INC. By: /s/ Todd R. Fry_________________(SEAL) Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	INDEPENDENT PRINTING SERVICE, INC. By: /s/ Todd R. Fry_________________(SEAL) Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	THOMPSON'S OF MORGANTOWN, INC. By: /s/ Todd R. Fry_________________(SEAL) Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer

     WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 31st day of October, 2004, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins_________ (SEAL) Print Name: Toney K. Adkins Title: President and Chief Operating Officer	SYSCAN CORPORATION By: /s/ Todd R. Fry_________________(SEAL) Print Name: Todd R. Fry Title: Senior Vice President and Chief Financial Officer